Non-current assets	12 Months Ended
Dec. 31, 2014
Non-current assets [Abstract]
Non-current assets
8.	Non-current assets

The scrap value of the vessels is estimated at $300 (2013: $300) per lightweight ton. Interest capitalized in relation to vessels under construction during the year ended December 31, 2014 totaled $3,936,843 (2013: $2,372,199). Vessels, which are owned and operated by Ardmore, have been provided as collateral under certain loan agreements entered into by Ardmore (see Note 9). As at December 31, 2014 $0 (2013: $4,234,701) was included in vessels and equipment which related to upfront payments for the acquisition of a second-hand vessel that had not delivered at the balance sheet date. Other non-current assets consist of office equipment, fixtures and fittings. No impairment has been recognized as at the balance sheet date.